Semi-Annual Report

June 30, 2016

Series B

Voya Corporate Leaders® Trust Fund

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Managers’ Report	4
Report of Independent Registered Public Accounting Firm	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Portfolio of Investments	13
Director/Trustee and Officer Information	14

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PRESIDENT’S LETTER

Brexit, and what comes after

Dear Shareholder,

Until mid-June few thought the so-called “Brexit” referendum, on whether the U.K. should leave the European Union (“EU”), would affect anything besides the value of the pound. But the run-up to the vote saw a broad flight to safety with slumping stock prices, heightened currency volatility, rising gold prices and bond yields hitting new lows. Many investors had expected the U.K. to remain in the EU; panic ensued as it became clear Britain had voted to leave, leading to a global sell-off in the financial markets. After a few days the shock waves subsided and markets proved resilient once again. Stocks bounced back and some U.S. indices reached record highs.

The U.S. Federal Reserve Board (“Fed”) decided not to raise interest rates at its June meeting, and cited Brexit uncertainty as one of the factors influencing its decision. Since late June, many investors have assumed the Fed won’t try to raise rates this year. New data, especially a strong jobs report for June, suggest the U.S. economy is strengthening. Though there was no rate increase in July, the case could be building for one later in the year.

We believe that volatility is likely to stay elevated in coming months as investors assess the impacts of separation on the U.K. and euro zone economies, and as the U.S. presidential election claims attention. Still, we believe it’s important to recognize that markets have a strong propensity to take challenges in stride; times of stress such as this call for calm thinking.

You may have seen your portfolio valuations fluctuate and been tempted to change your strategy in hopes of sidestepping potential losses. We believe you should keep focused on achieving your long-term goals; don’t get distracted by trying to avoid near-term losses. Stay well-diversified; if you are concerned about volatility, consult with your investment advisor before taking any actions.

At Voya Investment Management, we seek to be a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds

July 25, 2016

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2016

Our new fiscal year started with markets in global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, recovering from sharp losses after China announced in August a 2% devaluation of the yuan. But the recovery was unraveling by year-end. Concerns intensified into February before a dramatic rally left the Index down just 0.70% for the six-months through June 30. But a week earlier the United Kingdom’s vote to leave the European Union (“EU”) sent global markets their most serious test since the financial crisis of 2008. (The Index returned 0.66% for the six-months ended June 30, 2016, measured in U.S. dollars.)

Investor sentiment started 2016 in rather a sour mood and this quickly deteriorated. The Federal Open Market Committee (“FOMC”) on December 16 had announced a 0.25% increase in the federal funds rate as a first step in normalizing policy. FOMC members forecast four additional rate increases in 2016, a prospect condemned by many as unrealistic and even recessionary.

Indeed the economic news out of the U.S. in January did nothing to dispel the fears. The purchasing managers’ index in the manufacturing sector indicated contraction in these industries. Industrial production was falling, as were retail sales. Consumer prices were barely moving. Gross Domestic Product (“GDP”) in the U.S. was estimated to have grown at a scant 0.7% annual rate in the fourth quarter of 2015. Employment was a pocket of strength, but with little apparent spillover to the rest of the economy.

One reason for sluggish headline inflation the world over was falling energy prices, which had resumed their decline in late 2015 and into 2016, driven to repeated multi-year lows by faltering demand and uncontrollable supply. Inflation was practically non-existent and negative bond yields were increasingly common, encouraged and defended by central banks in Europe and Japan, even as the FOMC seemed headed in the opposite direction. To many commentators this “policy divergence” among increasingly powerless central banks, could only end badly.

The general pessimism was exacerbated by events in China, amid fears that the economy was slowing faster than anyone would admit. Rattled by the global market reaction to their clumsy currency devaluation in August, the Chinese authorities were spending about $100bn per month in foreign exchange reserves to steady the yuan. On January 7, China set the yuan sharply lower, suggesting further devaluation. A few days earlier, a new bout of panic in the Chinese stock market triggered a recently introduced circuit-breaker, which was then quickly abandoned as counter-productive. Perceptions of incompetence were rife, straining investor confidence even more.

Exactly why many markets hit bottom on February 11, by which point the Index was down over 12% for the fiscal year, is not clear. At around this time, FOMC Chair Yellen reiterated expectations for gradual tightening and downplayed recession risks. And by May, FOMC officials were talking about two to three rate increases in 2016, starting soon, as faint U.S. GDP growth in late 2015 and early 2016 would soon improve and employment was nearly full. China set a GDP growth target of 6.5% to 7.0% for 2016 and hinted that the yuan had fallen far enough. China’s foreign exchange reserves stabilized. Major oil producing nations failed to agree to curtail oil production, and the market shrugged it off; the price of a barrel of oil soared 84% between February 11 and June 30.

A surprisingly weak U.S. employment report on June 3 put paid to the prospects of a rate increase that month. But worse was to come. On June 23, the British electorate voted to leave the EU. The strident voices of anti-globalization in other EU countries were likely to demand a referendum of their own. The potential disintegration of the world’s largest trading block had alarming implications for global demand and investment. An initial 6% drop in the Index was mostly reversed by month end. But no one was under any illusion that fair value had now been struck.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.31% in the first half of the fiscal year, the Barclays U.S. Treasury Bond sub-index added almost the same: 5.37%. The Barclays U.S. Corporate Investment Grade Bond sub-index rose 7.68%, while the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) soared 9.06%, having been down 5.16% on February 11.

U.S. equities, represented by the S&P 500® Index including dividends, gained 3.84% for the six-months through June, paced by the more defensive telecoms 24.85% and utilities 23.41%. The worst performing sector was financials, down 3.05%. In total, S&P 500® earnings per share suffered their fourth consecutive year-over-year decline in the first quarter of 2016.

In currencies, the dollar ultimately suffered from reduced expectations for U.S. interest rate increases and a growing skepticism about the effectiveness of euro zone and Japanese quantitative easing. The dollar lost 2.23% against the euro over the six-months, 14.56% against the yen, but advanced 9.71% against the pound as first the possibility and then the reality of Britain’s exit from the EU emerged.

In international markets, the MSCI Japan® Index slumped 19.47% in the six-months through June, as the yen rose sharply, threatening yen-denominated profitability. The MSCI Europe ex UK® Index lost 8.08%, with the financials sector hard hit by the margin-squeezing effect of low interest rates. But the MSCI UK® Index added 6.89%. Its financials also suffered from low interest rates, but its heavily weighted miners and oil companies benefited from recovering commodities prices, while its export intensive companies would see profits rise through the weaker pound.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA CORPORATE LEADERS® TRUST FUND	MANAGERS’ REPORT

Sector Diversification as of June 30, 2016 (as a percentage of net assets)
Industrials	26.6%
Energy	25.2%
Materials	13.1%
Financials	10.9%
Consumer Discretionary	8.8%
Utilities	8.1%
Consumer Staples	5.3%
Telecommunication Services	1.4%
Assets in Excess of Other Liabilities	0.6%
Net Assets	100.0%

Portfolio Management Team: The portfolio is not actively managed.

Goal: Voya Corporate Leaders® Trust Fund (the “Trust”) seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2016, the Trust provided a total return of 10.12% compared to the S&P 500® Index, which returned 3.84% for the same period.

Portfolio Specifics: The Trust outperformed the S&P 500® Index for the six-month period ending June 30, 2016, due to the securities within the Trust. On the sector level, an underweight allocation to the financials sector, an overweight allocation to the industrials sector, and favorable holdings within both sectors contributed to performance. The Trust does not own stocks in the technology and health care sectors and this was beneficial as those sectors were comparatively weak during the period. The gain from the Trust’s overweight in the rebounding energy sector was mostly erased because the stocks owned by the Trust underperformed those in the S&P 500® Index, on average. On the other hand, underweight allocations to both the consumer staples and telecommunication services sectors detracted from performance. On an individual stock level basis, overweight positions within Marathon Petroleum Corporation, Foot Locker, Inc. and not owning Johnson & Johnson were among the largest detractors for the period. Among the leading contributors were overweight positions in Exxon Mobil Corporation, Union Pacific Corporation and Chevron Corporation.

Top Ten Holdings as of June 30, 2016 (as a percentage of net assets)
Union Pacific Corp.	15.5%
Exxon Mobil Corp.	11.8%
Berkshire Hathaway, Inc. — Class B	10.9%
Praxair, Inc.	7.1%
Chevron Corp.	6.5%
Honeywell International, Inc.	5.3%
Procter & Gamble Co.	5.3%
Marathon Petroleum Corp.	4.0%
Consolidated Edison, Inc.	3.7%
General Electric Co.	3.1%

Outlook and Current Strategy: The Voya Corporate Leaders® Trust was created in 1935 with the objective of seeking long-term capital growth and income through investment generally in an equal number of shares of common stock of a fixed list of American blue chip corporations. The Trust’s portfolio investments are not actively managed. Stocks have only been added when corporate actions, such as mergers or spin-offs replace one of the original 30 companies. It currently holds investments in 22 American blue chip corporations favoring the industrials, energy and materials sectors. As of the end of the reporting period the Trust’s largest sector overweights were in the consumer discretionary, consumer staples, and energy sectors; the Trust does not currently hold positions in the health care or information technology sectors. Sector exposures are purely a function of the strategy’s quantitative investment discipline, however, and are not actively managed.

The outlook for this Trust may differ from that presented for other Voya mutual funds. The Trust’s performance returns shown reflect applicable fee waivers and/ or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
Voya Corporate Leaders® Trust Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Voya Corporate Leaders® Trust Fund — Series B, a series of Voya Corporate Leaders® Trust Fund, as of June 30, 2016, and the related statement of operations for the six month period then ended, the statements of changes in net assets for the six month period ended June 30, 2016 and for the year ended December 31, 2015, and the financial highlights for the six month period ended June 30, 2016 and each of the years in the five-year period ended December 31, 2015. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with custodian, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voya Corporate Leaders® Trust Fund — Series B as of June 30, 2016, the results of its operations for the six month period then ended, the changes in its net assets for the six month period ended June 30, 2016 and for the year ended December 31, 2015, and the financial highlights for the six month period ended June 30, 2016 and each of the years in the five-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 16, 2016

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2016

ASSETS:
Investments in securities at fair value (cost $851,325,173)	$1,022,112,247
Cash	11,707,629
Restricted cash (Note 2)	1,354,155
Receivables:
Participations sold	2,246,354
Dividends	720,498
Prepaid expenses	28,041
Total assets	1,038,168,924

LIABILITIES:
Payable for investment securities purchased	5,078,486
Payable for participations redeemed	2,591,620
Distribution payable	1,354,155
Accrued Sponsor’s maintenance fees payable	335,521
Payable for professional fees	59,088
Other accrued expenses and liabilities	428,830
Total liabilities	9,847,700

NET ASSETS:
Balance applicable to participations at June 30, 2016, equivalent to $31.31 per participation on 32,838,228 participations outstanding	$1,028,321,224

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2016

INVESTMENT INCOME:
Dividends	$13,668,571
Interest	3,164
Total investment income	13,671,735

EXPENSES:
Sponsor maintenance fee (Note 4)	2,072,085
Transfer agent fees	627,036
Shareholder reporting expense	65,572
Registration and filing fees	31,561
Professional fees	47,478
Custody and accounting fees (Note 4)	56,070
Miscellaneous expense	4,380
Total expenses	2,904,182
Net investment income	10,767,553

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	46,854,020
Net change in unrealized appreciation or depreciation on investments	40,449,163
Net realized and unrealized gain on investments	87,303,183
Increase in net assets resulting from operations	$98,070,736

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
FROM OPERATIONS:
Net Investment Income	$10,767,553	$27,568,761
Net realized gain on investments	46,854,020	190,941,452
Net change in unrealized appreciation or depreciation on investments	40,449,163	(396,093,837)
Increase (decrease) in net assets resulting from operations	98,070,736	(177,583,624)

FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(11,010,584)	(28,851,520)
Total distributions	(11,010,584)	(28,851,520)

FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	33,688,527	211,006,739
Reinvestment of distributions	9,657,868	24,990,888
	43,346,395	235,997,627
Cost of participations redeemed	(213,940,383)	(661,708,516)
Net decrease in net assets resulting from participation transactions	(170,593,988)	(425,710,889)
Net decrease in net assets	(83,533,836)	(632,146,033)

NET ASSETS:
Beginning of year (period)	1,111,855,060	1,744,001,093
End of year (period)	$1,028,321,224	$1,111,855,060

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for each participation of the Trust outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions/ allocations from:						Ratios to average net assets

Year or period ended	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From tax return of capital	Total distributions/ allocations	Net asset value, end of year or period	Total Return(1)	Net assets, end of year or period	Expenses(2)	Net investment income(2)
	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	($000’s)	(%)	(%)
06-30-16	28.74	0.30	•	2.61	2.91	0.34	—	—	0.34	31.31	10.12	1,028,321	0.56	2.08
12-31-15	33.18	0.60	•	(4.36)	(3.76)	0.68	—	—	0.68	28.74	(11.38)	1,111,855	0.53	1.92
12-31-14	31.71	0.55	•	2.79	3.34	0.53	0.44	0.90	1.87	33.18	10.77	1,744,001	0.51	1.68
12-31-13	24.87	0.51	•	6.81	7.32	0.48	—	—	0.48	31.71	29.57	1,489,997	0.50	1.78
12-31-12	22.39	0.47	•	2.47	2.94	0.46	—	—	0.46	24.87	13.21	903,062	0.52	1.95
12-31-11	20.29	0.41		2.07	2.48	0.36	—	0.02	0.38	22.39	12.24	653,514	0.49	1.90

(1)	Total return is calculated assuming reinvestment of all dividend, capital gain and return of capital distributions/allocations at net asset value.
(2)	Annualized for periods less than one year.
•	Calculated using average number of participations outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2016

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

Voya Corporate Leaders® Trust Fund (the “Trust”), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission (“SEC”). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue chip corporations.

The Trust is comprised of a Trust Fund (“Trust Fund”) and a Distributive Fund (“Distributive Fund”). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-two corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, The Bank of New York Mellon (“the Trustee”) serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee should invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the Distribution Reinvestment Program unless the participant has elected to receive the distribution in cash.

In the event of the merger, consolidation, re-capitalization or readjustment of the issuer of any portfolio security with any other corporation, the sponsor may instruct the Trustee, in writing, to accept or reject such offer or take such other action as the sponsor may deem proper. Any securities received in exchange shall be held by the Trust and shall be subject to the terms and conditions of the Indenture to the same extent as the securities originally held in the Trust. Securities received pursuant to an exchange may result in the Trust holding fewer shares than originally held in the portfolio security. Each stock unit issued after the effective date of such an exchange will include one share of the corporation received on exchange.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements. The Trust is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Valuation of Securities. The Trust is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Trust is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Trust is calculated by taking the value of the Trust’s assets, subtracting the Trust’s liabilities and dividing by the number of participations of the Trust that are outstanding. On days when the Trust is closed for business, Trust participations will not be priced and the Trust does not transact purchase and redemption orders. To the extent the Trust’s assets are traded in other markets on days when the Trust does not price its participations, the value of the Trust’s assets will likely change and you will not be able to purchase or redeem participations of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2016 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including Voya Investments, LLC’s or pricing committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended June 30, 2016, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is treated as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust’s tax positions taken on federal income tax returns for all open tax years in making this determination.

At June 30, 2016, the cost of the Trust’s portfolio of investments for tax purposes was $851,325,173.

As of June 30, 2016, the tax basis net unrealized appreciation of portfolio securities was $170,787,074, comprised of unrealized appreciation of $206,094,118 and unrealized depreciation of $(35,307,044).

As of June 30, 2016, no provision for income tax would be required in the Trust’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at NAV in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. GAAP for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. Restricted cash is cash held in the Distributive Fund that is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2016, distributions from net investment income were $11,010,584, equivalent to $0.34 per participation. For the year ended December 31, 2015, distributions from net investment income were $28,851,520, equivalent to $0.68 per participation.

For the six months ended June 30, 2016 and the year ended December 31, 2015, there were no distributions from net realized gains.

For the six months ended June 30, 2016 and the year ended December 31, 2015, there were no distributions from tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion of the proceeds from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2016 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $56,070 for the six months ended June 30, 2016.

Voya Investments, LLC (the “Sponsor”) serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor on an annual basis, equal to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, the cost of purchases and the proceeds of sales of investment securities were $5,078,486 and $170,098,517, respectively.

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2016, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$857,609,050
Net unrealized appreciation in value of securities	170,787,074
Trust Fund	1,028,396,124
Distributive Fund	(74,900)
Total net assets	$1,028,321,224

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

	Number of Participations
	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Issued on payments from holders	1,145,825	6,674,640
Issued on reinvestment of dividends and distributions/allocations	308,463	838,234
Redeemed	(7,308,554)	(21,379,827)
Net decrease	(5,854,266)	(13,866,953)

NOTE 8 — SUBSEQUENT EVENTS

Holdings: On July 1, 2016, a previously held common stock, Columbia Pipeline Group, Inc. merged into TransCanada Pipeline. Prior to July 1, 2016, the Trust held twenty-two common stocks and as a result of the merger, the Trust now holds twenty-one common stocks.

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA CORPORATE LEADERS® TRUST FUND - SERIES B	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2016

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.4%
		Consumer Discretionary: 8.8%
367,719		CBS Corp. — Class B	20,018,622	1.9
453,402		Comcast Corp. — Class A	29,557,277	2.9
473,519		Foot Locker, Inc.	25,977,252	2.5
367,719		Viacom, Inc. — Class B	15,249,307	1.5
			90,802,458	8.8

		Consumer Staples: 5.3%
637,719		Procter & Gamble Co.	53,995,668	5.3

		Energy: 25.2%
639,119		Chevron Corp.	66,998,845	6.5
748,927		Columbia Pipeline Group, Inc.	19,090,149	1.9
1,298,419		Exxon Mobil Corp.	121,713,797	11.8
667,819		Marathon Oil Corp.	10,023,963	1.0
1,094,510		Marathon Petroleum Corp.	41,547,600	4.0
			259,374,354	25.2

		Financials: 10.9%
777,011	@	Berkshire Hathaway, Inc. — Class B	112,503,423	10.9

		Industrials: 26.6%
473,519		Fortune Brands Home & Security, Inc.	27,449,896	2.7
1,009,319		General Electric Co.	31,773,362	3.1
473,519		Honeywell International, Inc.	55,079,730	5.3
1,825,462		Union Pacific Corp.	159,271,560	15.5
			273,574,548	26.6

COMMON STOCK: (continued)
		Materials: 13.1%
619,486		Dow Chemical Co.	30,794,649	3.0
473,519		Du Pont E I de Nemours & Co.	30,684,031	3.0
647,019		Praxair, Inc.	72,718,466	7.1
			134,197,146	13.1

		Telecommunication Services: 1.4%
331,916		AT&T, Inc.	14,342,090	1.4

		Utilities: 8.1%
473,519		Ameren Corp.	25,371,148	2.5
473,519		Consolidated Edison, Inc.	38,089,868	3.7
748,927		NiSource, Inc.	19,861,544	1.9
			83,322,560	8.1

		Total Common Stock (Cost $851,325,173)	1,022,112,247	99.4
		Assets in Excess of Other Liabilities	6,208,977	0.6

		Net Assets	$1,028,321,224	100.0

@	Non-income producing security.
Cost for federal income tax purposes is $851,325,173.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$206,094,118
Gross Unrealized Depreciation	(35,307,044)
Net Unrealized Appreciation	$170,787,074

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at June 30, 2016
Asset Table
Investments, at fair value
Common Stock*	$1,022,112,247	$—	$—	$1,022,112,247
Total Investments, at fair value	$1,022,112,247	$—	$—	$1,022,112,247

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor
Voya Investments, LLC
7337 E. Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your investment advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the Trust’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the Trust. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

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